Execution Version

TENTH AMENDMENT

TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
March 25, 2020
among
GENESIS ENERGY, L.P.,
as the Borrower,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,
as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent,

and

The Lenders Party Hereto

1

TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 25, 2020 (this “Tenth Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
RECITALS
A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017, that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2017, that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 28, 2018, that certain Eighth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 11, 2018, and that certain Ninth Amendment to Fourth Amended and Restated Credit Agreement and Third Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of September 23, 2019 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and
B.     The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Tenth Amendment refer to articles, schedules, exhibits and sections of the Tenth Amendment.

SECTION 2.    Amendments to Credit Agreement. As of the Tenth Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following             new definition in its proper alphabetical order:
“Tenth Amendment Effective Date” means the “Tenth Amendment Effective Date” as defined in that certain Tenth Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 25, 2020, among the Borrower, the Administrative Agent and the Lenders party thereto.

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “LIBOR Rate” as follows:
““LIBOR Rate” means,
(a)    for any interest rate calculation with respect to a Eurodollar Loan, the rate of interest per annum determined on the basis of the rate for deposits in dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then “LIBOR Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; or
(b)    for any interest rate calculation with respect to an ABR Loan, the rate of interest per annum determined on the basis of the rate for deposits in dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page) then “LIBOR Rate” for such ABR Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination;
provided that, in the case of clauses (a) and (b), if the LIBOR Rate is determined to be less than 0% per annum, “LIBOR Rate” shall be deemed to be 0% per annum for purposes of this Agreement.”

(c)	Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only for working capital and general partnership purposes of the Borrower and the other Borrower Parties (including for distributions to holders of Equity Interests in the Borrower to the extent permitted by Section 6.08, to make Investments to the extent permitted by Section 6.04, to purchase, repurchase or acquire for value Indebtedness to the extent permitted by Section 6.17(a)(vii), and to make Acquisitions to the extent permitted by Section 6.05). The Letters of Credit shall be used for general business purposes in the ordinary course of business. Notwithstanding anything in this Section 5.08 to the contrary, no part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulation T, Regulation U and Regulation X.”

(d)	Section 6.04(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    (i) loans or advances made by the Borrower to any Restricted Subsidiary and by any Restricted Subsidiary to the Borrower or to any other Restricted Subsidiary and (ii) purchases, repurchases or other acquisitions for value of Indebtedness to the extent permitted by Section 6.17(a)(vii);”

(e)	Section 6.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Senior Secured Leverage Ratio. Prior to the Investment Grade Date, the Borrower will not permit its Consolidated Senior Secured Leverage Ratio to be in excess of 3.25 to 1.00 as at the last day of each Test Period, commencing with the Test Period ending March 31, 2020.”

(f)	Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Prepayments on Indebtedness or Disqualified Equity. Prior to the Investment Grade Date, it will not and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment on or repurchase or redemption of as a result of any asset sale, change of control or similar event, any outstanding Indebtedness or Disqualified Equity, except (a) payments, prepayments, redemptions, purchases, repurchases, or acquisitions for value of (i) the Secured Obligations, (ii) immaterial Indebtedness in the ordinary course of business, (iii) Indebtedness or Disqualified Equity issued pursuant to and in accordance with Section 6.01(A)(j) with the net cash proceeds of, or in exchange for, other Indebtedness or Disqualified Equity issued pursuant to and in accordance with Section 6.01(A)(j), (iv) Indebtedness incurred pursuant to and in accordance with Section 6.01(A)(n), (v) Indebtedness or Disqualified Equity assumed or otherwise incurred pursuant to and in accordance with Section 6.01(A)(g) with the net cash proceeds of, or in exchange for, other Indebtedness or Disqualified Equity incurred pursuant to Section 6.01(A)(j), (vi) Indebtedness issued pursuant to and in accordance with Section 6.01(A)(b) with the net cash proceeds of, or in exchange for, other Indebtedness issued as extensions, renewals, replacements or refinancings thereof pursuant to and in accordance with Section 6.01(A)(b), respectively, and (vii) on and after the Tenth Amendment Effective Date, purchases, repurchases or other acquisitions for value of unsecured Indebtedness of the Borrower permitted by, or issued pursuant to and in accordance with, Section 6.01(A)(b) or Section 6.01(A)(j); provided that, in the case of this clause (vii), (A) such purchase, repurchase or other acquisition shall be made at less than par, (B) no Default has occurred and is continuing or would result therefrom, (C) the Borrower is, on a Pro Forma Basis, in compliance with Section 6.14, (D) immediately after giving effect to such purchase, repurchase or acquisition for value, the aggregate unused Committed Amount shall not be less than 15% of the total aggregate Committed Amounts at such time and (E) the aggregate price for all such purchases, repurchases or other acquisitions of Indebtedness pursuant to this clause (vii) shall not exceed $340,000,000, and (b) notices in respect of repurchases (but not the repurchases themselves) pursuant to “change of control” or “asset sale” provisions of Indebtedness or Disqualified Equity permitted by Section 6.01(A)(j).”
SECTION 3.    Conditions to Effectiveness. This Tenth Amendment shall not become effective until the date (the “Tenth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Tenth Amendment.

(b)
The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Tenth Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(c)
After giving effect to the Tenth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in compliance on a Pro Forma Basis with Section 6.14 of the Credit Agreement.

(d)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent shall notify the Borrower and the Lenders of the Tenth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.	Miscellaneous.
(a)    Confirmation. The provisions of the Loan Documents, as amended by this Tenth Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Tenth Amendment. The execution, delivery and effectiveness of this Tenth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(b)    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the date hereof, after giving effect to the terms of this Tenth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the date hereof, after giving effect to this Tenth Amendment, no Default has occurred and is continuing.

(c)    Loan Document. This Tenth Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
(d)    Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Tenth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)    NO ORAL AGREEMENT. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(f)    GOVERNING LAW. THIS TENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS TENTH AMENDMENT.
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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,
By: GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere

Name: Robert V. Deere
Title: Chief Financial Officer

[Signature Page – Tenth Amendment to Fourth Amended and
Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page – Tenth Amendment to Fourth Amended and
Restated Credit Agreement]

BMO Harris Financing, Inc., as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Managing Director

[Signature Page – Tenth Amendment to Fourth Amended and
Restated Credit Agreement]

ABN AMRO Capital USA LLC, as a Lender

By: /s/ David Montgomery
Name: David Montgomery
Title: Managing Director

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Schedule 4]

US-DOCS\109951668.10

BNP Paribas, as a Lender

By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By: /s/ Nicholas Anberree
Name: Nicholas Anberree
Title: Vice President

[Schedule 4]

US-DOCS\109951668.10

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Schedule 4]

US-DOCS\109951668.10

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Schedule 4]

US-DOCS\109951668.10

Royal Bank of Canada, as a Lender

By: /s/ Katy Berkemeyer
Name: Katy Berkemeyer
Title: Authorized Signatory

[Schedule 4]

US-DOCS\109951668.10

BBVA USA, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Schedule 4]

US-DOCS\109951668.10

REGIONS BANK, as a Lender

By: /s/ David C. Valentine
Name: David C. Valentine
Title: Managing Director

[Schedule 4]

US-DOCS\109951668.10

Cadence Bank, N.A., as a Lender

By: /s/ David Anderson
Name: David Anderson
Title: Senior Vice President

[Schedule 4]

US-DOCS\109951668.10

Zions Bancorporation, N.A. dba Amegy Bank, as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

[Schedule 4]

US-DOCS\109951668.10

TRUSTMARK NATIONAL BANK, as a Lender

By: /s/ Jeff Deutsch
Name: Jeff Deutsch
Title: Senior Vice President

[Schedule 4]

US-DOCS\109951668.10